                                                                    Exhibit 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned,  Scott A. Kaniewski, Chief Financial Officer of Empire Resorts,
Inc.,  a Delaware  corporation  (the  "Company"),  does hereby  certify,  to his knowledge, that:

The  Annual  Report  Form  10-KSB for the year ended  December  31,  2004 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

March 3, 2005

BY: /s/ Scott A. Kaniewski
   ------------------------------
   Scott A. Kaniewski
   Chief Financial Officer